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                                                                    Exhibit 99.1



              UNITED NATIONAL BANCORP AND CONSOLIDATED SUBSIDIARIES

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This Certification is to accompany the Quarterly Report of United National Bancorp (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report").

         I, Thomas C. Gregor, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas C. Gregor
-----------------------------


THOMAS C. GREGOR
Chairman of the Board, President and
Chief Executive Officer, United National Bancorp
August 14, 2002